UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14191 Myford Road, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

__________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 21, 2023, Avid Bioservices, Inc. (the “Company”) issued a press release to report the Company’s financial results for the fourth quarter and fiscal year ended April 30, 2023. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. No additional information is included in this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

ITEM 7.01	REGULATION FD DISCLOSURE

On June 21, 2023, at 4:30 p.m. EDT/1:30 p.m. PDT, the Company will host a conference call to discuss its fourth quarter and fiscal year ended April 30, 2023 financial results. The webcast of the conference call will be archived on the Company’s website for approximately 30 days.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release issued June 21, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: June 21, 2023	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued June 21, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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